UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2025
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ACCELERANT HOLDINGS
(Exact Name of Registrant as Specified in its Charter)
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Cayman Islands (State or Other Jurisdiction of Incorporation or Organization)	001-42765 (Commission File Number)	98-1753044 (I.R.S. Employer Identification Number)
Accelerant Holdings c/o Accelerant Re (Cayman) Ltd. Unit 106, Windward 3, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1108
1 (345) 743-4611
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common shares, $0.0000011951862 par value per share	ARX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition
On November 12, 2025, Accelerant Holdings (the “Company,” “we,” or “our”) issued a press release relating to our earnings for the third quarter ended September 30, 2025 (the “Earnings Release”). We have attached a copy of the Earnings Release as Exhibit 99.1.
Item 7.01. Regular FD Disclosure
The Company is posting an earnings presentation to its website at https://investor.accelerant.ai/. A copy of the earnings presentation is being furnished herewith as Exhibit 99.2. The Company will use the earnings presentation during its earnings conference call tomorrow, November 13, at 8:00 a.m. Eastern Time and also may use the earnings presentation from time to time in conversations with analysts, investors and others.
The information furnished under Items 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Earnings release issued by the Company on November 12, 2025
99.2	Earnings presentation issued by the Company on November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signature
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 12, 2025

ACCELERANT HOLDINGS

By:	/s/ Nancy Hasley
Nancy Hasley
Group General Counsel